                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 May 7, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                               EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




         Tennessee                  34-O-23290                 62-1550848
- ----------------------------     ------------------         ------------------
(State or Other Jurisdiction    (Commission File No.)        (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                                4735 Spottswood
                                   Suite 102
                           Memphis, Tennessee 38117
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                      N/A
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         The 1996 annual meeting of shareholders (the "Annual Meeting") of Equity Inns, Inc. (the "Company") was held on Tuesday, May 7, 1996 for the shareholders to take action on the following proposals: (i) to elect James A. Thomas, III and William W. Deupree, Jr. as Class II directors, each to serve until the 1999 annual meeting of shareholders or until his successor is duly elected and qualified ("Proposal One"); (ii) to consider and vote upon a proposal to amend Article 14 of the Company's Charter to conform certain of the Company's existing share transfer restrictions with share transfer restrictions approved recently by the Internal Revenue Service ("Proposal Two"); and (iii) to consider and vote upon a proposal to amend the Company's 1994 Stock Incentive Plan (the "1994 Plan") to increase the maximum aggregate number of shares of Common Stock issuable under the 1994 Plan from 700,000 to 2,300,000 shares ("Proposal Three"). Each of the proposed amendments to Article 14 and to the 1994 Plan was approved by the Board of Directors in March 1996. A copy of the proposed amendment to Article 14 of the Company's Charter was filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Company's definitive proxy statement for the Annual Meeting, which was filed with the Commission on March 29, 1996.

         A total of 10,186,723 shares, or 67.5% of the Company's outstanding common stock entitled to vote at the meeting, was present, in person or by proxy, at the Annual Meeting. With respect to Proposal One, a plurality of the votes cast in favor of each nominee was required for election of the nominees as director. Messrs. Thomas and Deupree each received a plurality of the votes, and each was elected as a Class II director. With respect to Proposal Two and Proposal Three, approval of each proposal required the votes cast in favor of such proposal to exceed the votes cast in opposition to such proposal. Proposal Two and Proposal Three received the required approval of the shareholders. The breakdown of the votes cast on each proposal was as follows:

                                            WITHHELD/
                                            ---------                           BROKER
                              FOR            AGAINST           ABSTAIN         NON-VOTES          TOTAL
                              ---            -------           -------         ---------          -----
   Proposal One
    (a) Mr. Thomas        10,164,078          22,645             N/A              N/A           10,186,723
    (b) Mr. Deupree       10,164,078          22,645             N/A              N/A           10,186,723
   Proposal Two            6,594,618          33,320            43,157         3,515,628        10,186,723

   Proposal Three          5,476,229        1,126,992           60,216         3,523,286        10,186,723


         Following the Annual Meeting, on May 21, 1996, the Company filed Articles of Amendment to its Charter, reflecting the adoption of Proposal Two. A copy of the Articles of Amendment to the Charter of the Company as filed with the Secretary of State of the State of Tennessee is attached hereto as Exhibit 3.1.



ITEM 7.  EXHIBITS.

 3.1*            Articles of Amendment to the Charter of Equity Inns, Inc.
10.1**           Equity Inns, Inc. 1994 Stock Incentive Plan

______________
*        Filed herewith.
** Incorporated by reference to Exhibit 10.29(a) to the Company's Registration Statement on Form S-11 (Registration No. 33-80318).





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EQUITY INNS, INC.



May 22, 1996                             /s/ Howard A. Silver
                                         -------------------------
                                         Howard A. Silver
                                         Vice President of Finance,
                                         Secretary, Treasurer and
                                         Chief Financial Officer





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                                 EXHIBIT INDEX


 3.1*            Articles of Amendment to Charter of Equity Inns, Inc.
10.1**           Equity Inns, Inc. 1994 Stock Incentive Plan

______________

*        Filed herewith.

** Incorporated by reference to Exhibit 10.29(a) to the Company's Registration Statement on Form S-11 (Registration No. 33-80318).





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